Subsequent events	9 Months Ended
Sep. 30, 2014
Subsequent Events [Abstract]
Subsequent events

16. Subsequent events

The Company has performed an evaluation of subsequent events through March 14, 2014, the date that the audited annual consolidated financial statements were issued.

In January 2014, the Company granted to its employees stock options to purchase 1,142,750 shares of the Company’s common stock at a weighted average exercise price of $16.22 per share. In addition, the Company issued 300,000 RSUs.

In January 2014, the Company amended one of its sponsorship agreements, which would have expired in 2015, to expire in 2014. This reduced the Company’s sponsorship commitments by $12.8 million.

On February 5, 2014, the Company changed its name from Woodman Labs, Inc. to GoPro, Inc.

In January and February 2014, the Company paid down the remaining $3.6 million related to the license agreement with the Santa Clara Stadium Authority.